© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
NORTHERN TRUST
CORPORATION
EXHIBIT 99.1
Citigroup 2009 Financial Services Conference
New York City
January 28, 2009

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service

2008: Significant and Rapid Change in Financial Services
750
900
1050
1200
1350
1500
Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec
S&P 500 – Full Year 2008
9/7/08: U.S. Govt to
support Fannie
Mae & Freddie Mac
9/15/08: Lehman
Brothers declares
bankruptcy;
Bank of America
announces Merrill
Lynch acquisition
9/16/08: U.S. Govt
to support AIG
3/16/08: With U.S. Govt
support, Bear Stearns
acquired by JPMorgan Chase
11/24/08:
U.S. Govt
to support
Citigroup
10/14/08: U.S. Govt
announces it will buy
preferred equity stakes in
U.S. banks under the
Troubled Asset Relief
Program
10/24/08: PNC
announces
National City
acquisition
10/4/08: Dutch Govt purchases Fortis
10/13/08: RBS (UK)
effectively
nationalized
10/19/08: ING
receives Dutch
Govt support
4/1/08: UBS
CEO steps
down; $37B in
cumulative
writedowns
9/21/08: Goldman Sachs & Morgan
Stanley to become bank holding cos.
9/26/08: JPMorgan Chase announces
Washington Mutual acquisition
10/3/08: Wells Fargo to acquire Wachovia
12/11/08:
Bernard
Madoff
arrested
and
charged
with
criminal
securities
fraud
• Acceleration in
consolidation
• Significant increase
in government and
regulatory oversight
• Fundamental
changes in business
models

Integrity Expertise Service

Northern Trust’s Fundamentals Remain Sound
Strategic Positioning
Corporate and Institutional Services
Northern Trust Global Investments
Personal Financial Services
Financial Strength & Stability
Earnings Power
High Quality Balance Sheet
Capital Strength
Service Expertise Integrity Service Expertise Integrity

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Positioning Northern Trust Corporation

Integrity Expertise Service

Client-centric and Highly Focused Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds

Integrity Expertise Service

Resisting the Temptation to Change Our Business Model
Credit Cards
Retail Banking
Consumer Lending
Venture Capital
Stock Transfer
DC Record Keeping
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Private Equity Bridge Financing
Discount Brokerage
American Depositary Receipts
Businesses Northern Trust is NOT in:

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Positioning Personal Financial Services

Integrity Expertise Service

85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Personal Financial Services
Extensive Reach in Affluent Market

Integrity Expertise Service

Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles
Personal Financial Services
Integrated Approach and Comprehensive Capabilities

Integrity Expertise Service

Wealth Management Group – Assets Under Custody
($ Billions)
$168
$195
$160
$114
$52
$38
$82
$65
$65
$61
$101
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Industry Leading Provider to the World’s
Wealthiest Families:
~410 family relationships in 15 countries
Average relationship size = $400+ million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1998-2008 = 16%
S&P 500 CAGR 1998-2008 = -3%
Personal Financial Services
Spotlight: Wealth Management Group
S&P 500

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Positioning Corporate & Institutional Services

Integrity Expertise Service

North America
Europe,
Middle East & Africa
Asia Pacific
Corporate & Institutional Services
Vast World of Opportunities
Total Market: $189 Trillion
(1)
Total Assets Under Custody Worldwide: $89 Trillion
(2)
(1) McKinsey & Company – Mapping Global Capital Markets, Fifth Annual Report, October 2008;
Excludes $7 trillion of South American and Other Rest of World assets
(2) The Greensted Report, Fall 2008 – Top 9 custodians; Data as of June 2008.
$66 Trillion $73 Trillion
$50 Trillion
$61 Trillion
U.S.
$5 Trillion
Canada
$11 Trillion
U.K.
$52 Trillion
Western
Europe
$10 Trillion
Other
$20 Trillion
Japan
$22 Trillion
Emerging Asia
$8 Trillion
Other

Integrity Expertise Service

Corporate & Institutional Services
Full Array of Solutions for Sophisticated Institutional Investors
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

Integrity Expertise Service

Corporate & Institutional Services
Spotlight: Pursuing Mandates Across Multiple Markets
Singapore
Luxembourg
Hong Kong
Australia
Switzerland
Sweden
Qatar
Malaysia
Germany
Norway
Bahrain
Tunisia
Kuwait
UAE
South Korea
Macau
Thailand
Finland
Ireland
Cayman Islands
Saudi Arabia
United Kingdom
Guernsey
and Jersey
New
Zealand
Taiwan
U.S.A.
Canada
Netherlands
China
Puerto Rico
Philippines
Guam
Bermuda
France
Chile
India
Japan
Indonesia
Brunei
~50% of AUC is
Global
~46% of Net
Income is non-
U.S.
~30% of Staff
is non-U.S.

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Positioning Northern Trust Global Investments

Integrity Expertise Service

Northern Trust Global Investments
A Diversified, World Class Investment Manager
$575.5 Billion
Assets Under Management as of December 31, 2008
A Diversified Asset Manager
$328 Billion
(57%)
Active
$219 Billion
(38%)
Quantitative
$29 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$443 Billion
Institutional
$132 Billion
Personal
Across Styles
Equities
$198 Billion
(34%)
Fixed Income
$120 Billion
(21%)
Short
Duration
$245 Billion
(43%)
Other
$12 Billion
(2%)

Integrity Expertise Service

Northern Trust Global Investments
Broad Array of Solutions for Personal and Institutional Clients
Source:  Pensions & Investments
December 22, 2008 Data Book
1
Pensions & Investments 2007 Special Report on Asset Managers
2
Pensions & Investments December  24, 2007 Data Book
Markets
Served
Rankings
Investment
Strategy
th
th
th
th
th
th
rd
rd
2
1
15 Largest Manager Worldwide Institutional Assets
5   Largest Manager U.S. Institutional Tax-Exempt Assets
3   Largest Manager Defined Benefit Assets
9 Largest Manager Manager of Managers Program
4 Largest Manager Indexed Domestic Equity
4 Largest Manager Indexed Domestic Fixed Income
4 Largest Manager Indexed International Equity
3  Largest Manager Indexed International Fixed Income

Integrity Expertise Service

Northern Trust Global Investments
Spotlight: Manager of Managers Expertise
Providing Advice-Based Capabilities and Solutions
Northern Trust
Global Advisors
More than
225 managers
worldwide
Assets Under
Management:
Global locations:
• Stamford, CT
• Chicago
• London
• Toronto
Pioneer of
manager-of-managers
programs (1979)
Offerings include:
• Total Plan Outsourcing
• Emerging and Minority Managers
• Private Equity Fund-of-Funds Program
• Hedge Fund-of-Funds Program
Investment
professionals and
research staff of 100
12/31/02 - $12.4B
12/31/08 - $28.6B
CAGR       16%

© 2009 Northern Trust Corporation Service Expertise Integrity Financial Strength and Stability

Integrity Expertise Service

Strong Financial Performance in Last Two Fiscal Years
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Net Income
Earnings Per Share
Full Year
2007
$2,135 Million
$897 Million
$1,129 Million
$4,160 Million
$2,964 Million
$641 Million
$2.79
Assets Under Custody
Global Custody Assets
Assets Under Management
$3.0 Trillion
$1.4 Trillion
$575 Billion
Full Year
2008
Note: Excludes the impact of the VISA-related items incurred in 2007 and 2008.
$2,078 Million
$586 Million
$908 Million
$3,572 Million
$2,280 Million
$821 Million
$3.66
$4.1 Trillion
$2.1 Trillion
$757 Billion

Integrity Expertise Service

High Quality, Short Duration Securities Portfolio
All data is as of December 31, 2008.  *Preliminary; pre-tax
$15.6B SECURITIES PORTFOLIO
90% of total securities rated triple-A
Total net unrealized losses of only $348 million*
AFS Government
Sponsored Agency
$10.9B / 70%
AFS Other / $2.0B / 13%
HTM Obligations of States /
Political Subdivisions
$0.8B / 5%
AFS Asset-Backed
$1.6B / 10%
Well diversified
85% rated triple-A
Subprime asset-backed total
< 2% of total portfolio
69% of subprime asset-backed
rated triple-A
HTM Other / $0.3B / 2%

Integrity Expertise Service

Diversified and High Quality Loan Portfolio
Relationship-based lending practices
Nonperforming assets represent only
0.33% of total outstanding loans
Nonperforming loans are covered
2.4 times by current credit loss reserves
Northern Trust does not:
Underwrite mortgage loans to
sub-prime borrowers
Lend directly to hedge funds
Provide bridge financing to
private equity deals
Offer an off-balance sheet commercial
paper conduit for client liquidity
All data is as of December 31, 2008.
Commercial
Real Estate
$3.0
9.8%
Commercial
$8.3
26.8%
Personal
$4.8
15.5%
Leases
$1.1
3.7%
Other
$1.4
4.6%
Non-U.S.
$1.8
5.8%
Residential Real
Estate
$10.4
33.8%
$31B LOAN PORTFOLIO
($ in Billions)

Integrity Expertise Service

As of December 31, 2008
*Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets.
Peer group averages as of September 30, 2008.  Source: SNL Financial
Non-Performing Assets
as a % of Loans
Loan Loss Reserve as a
% of Non-Performing Assets
Net Charge-Offs to
Average Loans
Credit Quality is Notably Better Than Peer Averages
1.87%
0.33%
229%
132%
1.51%
0.22%
Northern Trust
Peer Group* Average

Integrity Expertise Service

$3.9
$6.4
$2.1
$3.3
$3.1
$2.9
$2.7
$3.6
$4.5
$2.3
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
TOTAL EQUITY
($ Billions)
CAGR: +13%
Northern Trust Corporation
Tier 1 Capital Ratio 13.1% 6.0%
Total Risk-Based Ratio 15.4% 10.0%
Leverage Ratio 8.5% 5.0%
“Well
Capitalized”
CAPITAL RATIOS 12/31/08 Guideline
Outstanding Capital Strength
U.S. CAPITAL PURCHASE PROGRAM PARTICIPATION
On November 14, the Treasury invested $1.5
billion in senior preferred stock and related
warrants in Northern Trust
In combination with our already strong capital
position, the additional capital allows us to
support clients and maximize growth
opportunities.
In addition, we will continue to support high
quality loan growth in line with our existing
strategies.
Note: 2008 capital ratios are preliminary and subject to revision.

Integrity Expertise Service

Opportunities for Growth and Success Remain Plentiful
Personal
Financial
Services
Corporate &
Institutional
Services
Serving institutional
investors worldwide
Serving the
complex needs of
affluent clients
Managing personal
and institutional
client assets
Northern
Trust Global
Investments

© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
NORTHERN TRUST
CORPORATION
Citigroup 2009 Financial Services Conference
New York City
January 28, 2009